UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 31, 2006


                              The FINOVA Group Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-11011                                           86-0695381
(Commission File Number)                       (IRS Employer Identification No.)

             4800 N. Scottsdale Road, Scottsdale, Arizona 85251-7623
               (Address of Principal Executive Offices) (Zip Code)

                                  480-636-4800
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Reference is made to the Registrant's prior disclosure of litigation against the Registrant and its subsidiary, FINOVA Capital Corporation (the "Company"), with respect to The Thaxton Group Inc. and several related entities (collectively, the "Thaxton Entities") contained in the Registrant's Form 10-Q for the fiscal quarter ended September 30, 2006, filed on October 30, 2006 (the "3rd Quarter 10-Q") and prior filings with the Securities and Exchange Commission.

On October 31, 2006, the Company entered into final documentation of the previously disclosed settlement of all outstanding claims in the ongoing litigation involving the Company and/or the Registrant and the Thaxton Entities, the holders of subordinated notes issued by the Thaxton Entities, and the Official Committee of Unsecured Creditors of the Thaxton Entities. The settlement is being structured as a class action, and the Company has the right to reject the settlement if (i) more than $6 million principal amount of Thaxton subordinated notes opt out of the settlement, and/or (ii) any of the current individual plaintiffs in the Gregory action opt out of the settlement. The form of Master Settlement Agreement among the Company, the Thaxton Entities, the holders of subordinated notes issued by the Thaxton Entities, and the Official Committee of Unsecured Creditors of the Thaxton Entities is filed with this Form 8-K.

Consummation of the settlement is subject to (i) approval by the District Court, the Thaxton Entities bankruptcy court and the bankruptcy court in the Company's chapter 11 proceeding, (ii) notice to the class of the settlement and (iii) final court approval of the settlement after hearings on the fairness of the settlement. It is anticipated that consummation of the settlement will not be implemented prior to early 2007.


INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS -
Certain statements in this report are "forward-looking," in that they do not discuss historical fact, but instead reflect future expectations, projections, intentions, or other items. Forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include assumptions concerning the settlement discussed throughout this report and matters related to the settlement. They are also made in documents incorporated in this report by reference, or in which this report may be incorporated.

Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. When used in this report, the words "estimate," "expects," "anticipates," "believes," "plans," "intends" and similar expressions are intended to identify forward-looking statements that involve known and unknown risks and uncertainties. The risks, uncertainties and other factors that could cause the Registrant's actual results or performance to differ materially from those contemplated by the forward-looking statements include, but are not limited to whether the settlement will be implemented, along with the items set out in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2005 and its 3rd Quarter 10-Q.


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Undue reliance should not be placed on these forward-looking statements, which are applicable only as of the date of this report. The Registrant does not intend to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. The Registrant cannot predict the risk from reliance on forward-looking statements in light of the many factors that could affect their accuracy.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 Form of Master Settlement Agreement, dated as of October 31, 2006, by and among the Company, the Thaxton Entities, the holders of subordinated notes issued by the Thaxton Entities, and the Official Committee of Unsecured Creditors of the Thaxton Entities.














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006

                                             THE FINOVA GROUP INC.


                                                /s/ Richard A. Ross
                                             -----------------------------------
                                             Name:  Richard A. Ross
                                             Title: Senior Vice President, Chief
                                                    Financial Officer and
                                                    Treasurer


















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                                  EXHIBIT INDEX

         No.      Description
         ---      -----------


         10.1 Form of Master Settlement Agreement, dated as of October 31, 2006, by and among the Company, the Thaxton Entities, the holders of subordinated notes issued by the Thaxton Entities, and the Official Committee of Unsecured Creditors of the Thaxton Entities.



















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